UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT — October 15, 2002

COMMISSION FILE NUMBER 1-6780

RAYONIER INC.

Incorporated in the State of North Carolina
I.R.S. Employer Identification Number l3-2607329

50 North Laura Street, Jacksonville, Florida 32202
(Principal Executive Office)

Telephone Number:    (904) 357-9100

RAYONIER INC.

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ITEM 5.     OTHER EVENTS

Incorporated by reference is a press release issued by Rayonier Inc. on October 15, 2002, attached as Exhibit 99.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

See Exhibit Index on Page 3.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

October 15, 2002	RAYONIER INC. (Registrant) By: /s/ Hans E. Vanden Noort Name: Hans E. Vanden Noort Title: Vice President and Corporate Controller

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EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION	LOCATION

99	Press release titled, Rayonier Pays Off $78 Million 10-Year Notes, issued October 15, 2002.	Filed herewith

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